Prospectus Supplement

John Hancock Capital Series
John Hancock U.S. Global Leaders Growth Fund (the fund)

Supplement dated January 13, 2022 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)

As of June 30, 2022 (the Effective Date), Gordon M. Marchand will no longer serve as a portfolio manager of the fund. Accordingly, as of the Effective Date, all references to Mr. Marchand will be removed from the Summary Prospectus.

Additionally, as of July 1, 2022, Hrishikesh Gupta will be added as a portfolio manager of the fund, and together with Kishore Rao and Robert L. Rohn will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, as of July 1, 2022, the following will replace in its entirety the fund’s portfolio manager information under the heading “Portfolio Management” in the Summary Prospectus:

Hrishikesh Gupta Principal Managed the fund since 2022	Kishore Rao Principal Managed the fund since 2020	Robert L. Rohn Principal Managed the fund since 2003

You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.

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